UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss.240.14a-12


                         CLAYMORE DIVIDEND & INCOME FUND

         (Names of Registrant As Specified in its Declaration of Trust)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

CLAYMORE LOGO
                                                        NOTICE OF ADJOURNMENT OF
                                                  ANNUAL MEETING OF SHAREHOLDERS
                                                 CLAYMORE DIVIDEND & INCOME FUND


October 23, 2009

Dear Valued Shareholder:

We need your help. The 2009 annual meeting of shareholders of Claymore Dividend & Income Fund has been adjourned to WEDNESDAY, NOVEMBER 4TH to provide the shareholders who have not yet cast their proxy vote with additional time to do so. Proxy materials were mailed to you on or about October 14th and it is critical that the Fund receive your proxy vote before the adjourned meeting. Additional solicitation efforts are costly and could delay the important business of the Fund.

Enclosed you will find another copy of your proxy ballot which lists the proposals to be voted on. If you have cast your proxy vote since this letter was mailed, we thank you sincerely for your participation. IF YOU HAVE NOT YET CAST YOUR VOTE, PLEASE DO SO TODAY. We need your proxy vote, regardless of how many shares you own.

If you need another copy of the proxy statement, have any proxy-related questions, or to vote your proxy by phone, please call 1-866-796-1290 for assistance. I thank you in advance for your help with this urgent matter.

Sincerely,

/s/ J. Thomas Futrell

J. Thomas Futrell
Chief Executive Officer
CLAYMORE DIVIDEND & INCOME FUND

--------------------------------------------------------------------------------

PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE USING ONE OF THE OPTIONS LISTED BELOW. If convenient for you, please consider utilizing one of the first three voting options so that your vote may be received in time for the adjourned meeting on November 4th.


Graphic of: Telephone

          1. VOTE BY PHONE. You may cast your vote by calling our toll-free proxy hotline at 1-866-796-1290. Representatives are available to record your vote Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Graphic of: Telephone

          2. VOTE BY TOUCH-TONE PHONE. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy ballot(s).

Graphic of: Computer

          3. VOTE VIA THE INTERNET. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy ballot(s) and following the instructions on the website.

Graphic of: Letter

          4. VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided.


          Claymore Dividend & Income Fund o 2455 Corporate West Drive
                            o Lisle, Illinois 60532

CLAYMORE LOGO


                                                        NOTICE OF ADJOURNMENT OF
                                                  ANNUAL MEETING OF SHAREHOLDERS
                                                 CLAYMORE DIVIDEND & INCOME FUND


October 23, 2009

Dear Valued Shareholder:

We need your help. The 2009 annual meeting of shareholders of Claymore Dividend & Income Fund has been adjourned to WEDNESDAY, NOVEMBER 4TH to provide the shareholders who have not yet cast their proxy vote with additional time to do so. Proxy materials were mailed to you on or about October 14th and it is critical that the Fund receive your proxy vote before the adjourned meeting. Additional solicitation efforts are costly and could delay the important business of the Fund.

Enclosed you will find another copy of your proxy ballot which lists the proposals to be voted on. If you have cast your proxy vote since this letter was mailed, we thank you sincerely for your participation. IF YOU HAVE NOT YET CAST YOUR VOTE, PLEASE DO SO TODAY. We need your proxy vote, regardless of how many shares you own.

If you need another copy of the proxy statement or have any proxy-related questions, please call 1-866-796-1290 for assistance. I thank you in advance for your help with this urgent matter.

Sincerely,

/s/ J. Thomas Futrell

J. Thomas Futrell
Chief Executive Officer
CLAYMORE DIVIDEND & INCOME FUND

--------------------------------------------------------------------------------

PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE USING ONE OF THE OPTIONS LISTED BELOW. If convenient for you, please consider utilizing one of the first three voting options so that your vote may be received in time for the adjourned meeting on November 4th.

Graphic of: Telephone

          5. VOTE BY TOUCH-TONE PHONE. You may cast your vote by telephone by calling the toll-free number found on the enclosed proxy ballot(s).

Graphic of: Computer

          6. VOTE VIA THE INTERNET. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed proxy ballot(s) and following the instructions on the website.

Graphic of: Letter

          7. VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided.


          Claymore Dividend & Income Fund o 2455 Corporate West Drive
                            o Lisle, Illinois 60532